UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices ) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: January 31

Date of reporting period: July 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

July 31, 2010

Semi-Annual

Repor t

Legg Mason

Investment Counsel

Social

Awareness

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Investment Counsel Social Awareness Fund

Fund objective

The Fund seeks to provide high total return consisting of capital appreciation and current income.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Social Awareness Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Social Awareness Fund for the six-month reporting period ended July 31, 2010. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 27, 2010

Legg Mason Investment Counsel Social Awareness Fund	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended July 31, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, impacted investor sentiment and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the economy continued to expand during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010. The economy moderated further, with an estimated 1.6% for the second quarter.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While July 2010’s PMI reading of 55.5 was lower than June’s reading of 56.2, manufacturing has now expanded twelve consecutive months according to PMI data. During July, ten of the eighteen industries tracked by the Institute for Supply Management expanded.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. In June and July, a total of 368,000 of these temporary positions were eliminated. This offset private sector growth and resulted in a net loss of 221,000 and 131,000 jobs in June and July, respectively. The unemployment rate was 9.5% in July and June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 7.1% in May and June, respectively. In July, sales plummeted 27.2% to 3.83 million — the lowest level reported in over a decade. In addition, the inventory of unsold homes increased to nearly four million in July. This represents a 12.5 month supply at the current sales level, versus an 8.9 month supply in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.0% in June. This marked the third straight monthly increase following six consecutive months of declining prices.

Financial market overview

During most of the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by the stock market and the fixed-income spread sectors (non-Treasuries). However, the market experienced a sharp sell-off beginning in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed during the last two months of the period.

Given certain pockets of weakness in the economy, the Federal Reserve Board (“Fed”)iv remained cautious throughout the reporting period. At its meeting in August 2010 (after the reporting period ended), the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to prior steps taken to reverse its accommodative monetary stance, the Fed indicated in August 2010 its willingness to take further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency

IV	Legg Mason Investment Counsel Social Awareness Fund

Investment commentary (cont’d)

mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

Equity market review

After a solid start, the equity market, as measured by the S&P 500 Indexvi (the “Index”), fell sharply in May and June, and then rallied in July. The Index rose during the first three months of the reporting period — advancing a total of 11.05%. There were a number of factors contributing to the stock market’s ascent, including improving economic conditions, rising corporate profits and strong investor demand.

However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. After reaching a nineteen-month high on April 23, 2010, the market fell into “correction territory” in May, as it plunged more than 10%. This marked the first correction since November 2007. Despite continued disappointing economic data, strong second quarter corporate profits helped the market rally in July. All told, the Index returned 3.61% over the six months ended July 31, 2010.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector outperformed equal-durationvii Treasuries during the first half of the reporting period. Over that time, investor confidence was high given the encouraging economic backdrop, continued low interest rates and benign inflation. However, a “flight to quality” occurred toward the end of April and during the month of May. This was due to the situation in Europe, pending financial regulations and pockets of weakness in the economy. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased.

Both short- and long-term Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 0.82% and 3.63%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined during the remainder of the period. On July 31, 2010, two- and ten-year Treasury yields were 0.55% and 2.94%, respectively — at or near their lows for the reporting period. Over the six-month reporting period, the yield curveviii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts.

For the six months ended July 31, 2010, the Barclays Capital U.S. Aggregate Indexix returned 4.85%. In contrast, the high-yield bond market, as measured by the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexx, returned 6.72%, and emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi, returned 9.31% over the same time frame.

Performance review

For the six months ended July 31, 2010, Class A shares of Legg Mason Investment Counsel Social Awareness Fund, excluding sales charges, returned 1.72%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index, returned 3.61% and 4.85%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)xii returned 4.21% for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned 3.66% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended July 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 592 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Investment Counsel Social Awareness Fund	V

Performance Snapshot as of July 31, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason Investment Counsel Social Awareness Fund:
Class A	1.72%
Class B	2.09%
Class C	1.56%
Class I	1.61%
S&P 500 Index	3.61%
Barclays Capital U.S. Aggregate Index	4.85%
Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)	4.21%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average	3.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the six months ended July 31, 2010 for Class A, B and C shares would have been 1.45%, 0.80% and 1.10%, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.32%, 2.42%, 1.96% and 0.95%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 31, 2010

RISKS: The Fund invests in both equity and fixed-income securities. Stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

The Blended S&P 500 Index (70%) and Lehman Brothers U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index.

Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2010 and January 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2010 and held for the six months ended July 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A4	1.72%	$1,000.00	$1,017.20	1.30%	$6.50
Class B4	2.09	1,000.00	1,020.90	2.39	11.98
Class C4	1.56	1,000.00	1,015.60	1.98	9.90
Class I	1.61	1,000.00	1,016.10	0.93	4.65

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.35	1.30%	$6.51
Class B	5.00	1,000.00	1,012.94	2.39	11.93
Class C	5.00	1,000.00	1,014.98	1.98	9.89
Class I	5.00	1,000.00	1,020.18	0.93	4.66

[1]	For the six months ended July 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been 1.45%, 0.80% and 1.10% for Class A, B and C shares, respectively.

Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

July 31, 2010

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Common Stocks — 68.9%
Consumer Discretionary — 7.0%
Hotels, Restaurants & Leisure — 1.6%
Yum! Brands Inc.	61,985	$2,559,981
Multiline Retail — 1.8%
Target Corp.	54,535	2,798,736
Specialty Retail — 1.3%
Lowe’s Cos. Inc.	96,900	2,009,706
Textiles, Apparel & Luxury Goods — 2.3%
Coach Inc.	43,190	1,596,734
V.F. Corp.	24,030	1,906,300
Total Textiles, Apparel & Luxury Goods		3,503,034
Total Consumer Discretionary		10,871,457
Consumer Staples — 8.6%
Beverages — 2.1%
PepsiCo Inc.	49,430	3,208,501
Food & Staples Retailing — 1.7%
CVS Caremark Corp.	83,140	2,551,567
Food Products — 2.3%
Darling International Inc.	78,280	638,765	*
General Mills Inc.	87,360	2,987,712
Total Food Products		3,626,477
Household Products — 2.5%
Procter & Gamble Co.	64,440	3,941,150
Total Consumer Staples		13,327,695
Energy — 8.6%
Energy Equipment & Services — 4.4%
FMC Technologies Inc.	43,410	2,746,985	*
National-Oilwell Varco Inc.	74,429	2,914,640
Tetra Technology Inc.	51,350	1,076,809	*
Total Energy Equipment & Services		6,738,434
Oil, Gas & Consumable Fuels — 4.2%
Apache Corp.	45,500	4,348,890
Hess Corp.	40,560	2,173,610
Total Oil, Gas & Consumable Fuels		6,522,500
Total Energy		13,260,934
Financials — 8.4%
Capital Markets — 2.4%
Charles Schwab Corp.	92,360	1,366,005
State Street Corp.	58,735	2,285,966
Total Capital Markets		3,651,971
Commercial Banks — 2.9%
Comerica Inc.	49,380	1,894,217
U.S. Bancorp	109,970	2,628,283
Total Commercial Banks		4,522,500
Diversified Financial Services — 0.8%
Bank of America Corp.	91,470	1,284,239

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

July 31, 2010

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Insurance — 2.3%
Arch Capital Group Ltd.	44,670	$3,495,874	*
Total Financials		12,954,584
Health Care — 8.3%
Biotechnology — 3.7%
BioMarin Pharmaceutical Inc.	55,327	1,208,895	*
Celgene Corp.	44,160	2,435,424	*
Gilead Sciences Inc.	60,650	2,020,858	*
Total Biotechnology		5,665,177
Health Care Equipment & Supplies — 2.9%
Alere Inc.	40,440	1,137,577	*
Covidien PLC	49,120	1,833,158
Stryker Corp.	34,140	1,589,900
Total Health Care Equipment & Supplies		4,560,635
Health Care Providers & Services — 1.7%
Express Scripts Inc.	59,120	2,671,042	*
Total Health Care		12,896,854
Industrials — 7.1%
Building Products — 0.9%
Masco Corp.	128,100	1,316,868
Commercial Services & Supplies — 3.0%
Covanta Holding Corp.	136,530	2,057,507
Republic Services Inc.	79,354	2,528,219
Total Commercial Services & Supplies		4,585,726
Construction & Engineering — 0.9%
Quanta Services Inc.	63,740	1,369,135	*
Electrical Equipment — 1.3%
Emerson Electric Co.	41,028	2,032,527
Machinery — 1.0%
Deere & Co.	23,789	1,586,250
Total Industrials		10,890,506
Information Technology — 13.7%
Communications Equipment — 2.5%
Cisco Systems Inc.	71,720	1,654,580	*
Corning Inc.	119,865	2,171,954
Total Communications Equipment		3,826,534
Computers & Peripherals — 3.3%
Apple Inc.	8,220	2,114,595	*
NetApp Inc.	72,475	3,065,692	*
Total Computers & Peripherals		5,180,287
Internet Software & Services — 2.2%
eBay Inc.	64,810	1,355,177	*
Google Inc., Class A Shares	4,215	2,043,643	*
Total Internet Software & Services		3,398,820
IT Services — 1.3%
Accenture PLC, Class A Shares	50,350	1,995,874

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report	5

Legg Mason Investment Counsel Social Awareness Fund

Security			Shares	Value
Semiconductors & Semiconductor Equipment — 2.3%
Broadcom Corp., Class A Shares			53,715	$1,935,352
Marvell Technology Group Ltd.			106,585	1,590,248	*
Total Semiconductors & Semiconductor Equipment				3,525,600
Software — 2.1%
Amdocs Ltd.			46,330	1,266,199	*
Rovi Corp.			45,270	2,014,515	*
Total Software				3,280,714
Total Information Technology				21,207,829
Materials — 2.6%
Chemicals — 1.4%
Air Products & Chemicals Inc.			13,129	952,903
Potash Corp. of Saskatchewan Inc.			11,110	1,165,106
Total Chemicals				2,118,009
Construction Materials — 0.3%
Martin Marietta Materials Inc.			6,600	563,640
Metals & Mining — 0.9%
Cliffs Natural Resources Inc.			24,100	1,363,337
Total Materials				4,044,986
Telecommunication Services — 2.2%
Wireless Telecommunication Services — 2.2%
America Movil SAB de CV, Series L Shares, ADR			34,280	1,700,631
American Tower Corp., Class A Shares			35,305	1,632,503	*
Total Telecommunication Services				3,333,134
Utilities — 2.4%
Electric Utilities — 2.4%
Exelon Corp.			32,500	1,359,475
Northeast Utilities			83,200	2,316,288
Total Utilities				3,675,763
Total Common Stocks (Cost — $90,976,698)				106,463,742

	Rate	Maturity Date	Face Amount
Asset-Backed Security — 0.1%
Financials — 0.1%
Automobiles — 0.1%
Honda Auto Receivables Owner Trust, 2008-1 A3 (Cost — $169,708)	4.470%	1/18/12	$164,429	166,040
Collateralized Mortgage Obligations — 8.4%
Banc of America Commercial Mortgage Inc., 2005-1 A4	5.218%	11/10/42	738,000	773,368	(a)
Banc of America Commercial Mortgage Inc., 2006-2 A1	5.611%	5/10/45	155,690	157,625
Bear Stearns Commercial Mortgage Securities, 2003-T12 A3	4.240%	8/13/39	306,629	315,844	(a)
Bear Stearns Commercial Mortgage Securities, 2005-T20 A2	5.127%	10/12/42	662,524	663,099	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2001-CF2 A4	6.505%	2/15/34	221,549	222,756
Federal Home Loan Bank (FHLB), 00-0606 Y	5.270%	12/28/12	1,322,191	1,423,441
Federal Home Loan Mortgage Corp. (FHLMC), R005 AB	5.500%	12/15/18	1,257,155	1,297,408
First Union National Bank Commercial Mortgage, 2002-C1 A2	6.141%	2/12/34	336,112	351,863
GMAC Commercial Mortgage Securities Inc., 2004-C2 A2	4.760%	8/10/38	732,702	746,190
Government National Mortgage Association (GNMA), 2009-22 AG	4.000%	10/16/32	1,397,726	1,457,307

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

July 31, 2010

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2009-46 G	4.500%	9/20/34	$1,454,879	$1,580,915
Government National Mortgage Association (GNMA), 2009-93 PB	3.000%	12/16/38	1,562,664	1,605,678
Government National Mortgage Association (GNMA), 2010-56 BA	4.500%	2/20/36	466,871	500,367
JPMorgan Chase Commercial Mortgage Securities Corp., 2004-C1 A2	4.302%	1/15/38	315,599	322,484
JPMorgan Chase Commercial Mortgage Securities Corp., 2004-CB8 A2	3.837%	1/12/39	69,254	69,638
JPMorgan Chase Commercial Mortgage Securities Corp., 2005-CB11 ASB	5.201%	8/12/37	424,040	448,285	(a)
LB-UBS Commercial Mortgage Trust, 2005-C2 A3	4.912%	4/15/30	440,000	443,121
Morgan Stanley Dean Witter Capital I Inc., 2001-TOP3 A4	6.390%	7/15/33	290,953	300,365
TIAA Seasoned Commercial Mortgage Trust, 2007-C4 A1	5.641%	8/15/39	286,639	294,581	(a)
Total Collateralized Mortgage Obligations (Cost — $12,783,662)				12,974,335
Corporate Bonds & Notes — 11.0%
Consumer Discretionary — 0.4%
Media — 0.4%
Comcast Corp., Bonds	5.650%	6/15/35	600,000	602,990
Consumer Staples — 0.6%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	3/26/13	235,000	239,057	(b)
PepsiCo Inc., Senior Notes	5.000%	6/1/18	655,000	731,722
Total Consumer Staples				970,779
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Apache Corp., Senior Notes	5.250%	4/15/13	750,000	815,806
Financials — 5.7%
Capital Markets — 0.8%
BlackRock Inc., Senior Notes	3.500%	12/10/14	415,000	435,149
Goldman Sachs Group Inc., Senior Notes	5.700%	9/1/12	715,000	769,151
Total Capital Markets				1,204,300
Commercial Banks — 0.9%
Bank of Nova Scotia, Senior Notes	2.250%	1/22/13	80,000	82,252
Bank of Nova Scotia, Senior Notes	2.375%	12/17/13	295,000	303,939
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	435,000	467,061
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	450,000	479,153
Total Commercial Banks				1,332,405
Consumer Finance — 1.8%
HSBC Finance Corp., Notes	6.375%	10/15/11	750,000	789,961
SLM Corp., Medium-Term Notes	5.000%	10/1/13	2,175,000	2,058,709
Total Consumer Finance				2,848,670
Diversified Financial Services — 1.7%
Bank of America Corp., Senior Notes	5.625%	10/14/16	1,000,000	1,060,278
IBM International Group Capital LLC, Senior Notes	5.050%	10/22/12	650,000	709,390
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	540,000	705,009
Private Export Funding Corp.	4.974%	8/15/13	190,000	211,852
Total Diversified Financial Services				2,686,529
Insurance — 0.4%
Genworth Financial Inc., Senior Notes	6.500%	6/15/34	675,000	611,940

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report	7

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Real Estate Investment Trusts (REITs) — 0.1%
Simon Property Group LP, Senior Notes	4.200%	2/1/15	$100,000	$106,414
Total Financials				8,790,258
Health Care — 2.3%
Health Care Equipment & Supplies — 0.3%
Medtronic Inc., Senior Notes	3.000%	3/15/15	175,000	183,502
Stryker Corp., Senior Notes	3.000%	1/15/15	180,000	187,427
Total Health Care Equipment & Supplies				370,929
Pharmaceuticals — 2.0%
Abbott Laboratories, Senior Notes	5.600%	11/30/17	650,000	761,075
AstraZeneca PLC, Senior Notes	5.400%	9/15/12	850,000	931,430
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	355,000	389,290
Novartis Capital Corp., Senior Notes	4.125%	2/10/14	470,000	512,581
Wyeth, Notes	5.500%	2/15/16	425,000	492,654
Total Pharmaceuticals				3,087,030
Total Health Care				3,457,959
Industrials — 0.5%
Road & Rail — 0.5%
Norfolk Southern Corp., Senior Notes	7.250%	2/15/31	650,000	806,441
Information Technology — 0.4%
Computers & Peripherals — 0.3%
Hewlett-Packard Co., Senior Notes	4.250%	2/24/12	410,000	431,620
Software — 0.1%
Microsoft Corp., Senior Notes	2.950%	6/1/14	205,000	216,547
Total Information Technology				648,167
Materials — 0.4%
Chemicals — 0.4%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	600,000	643,981
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Verizon Communications Inc., Senior Notes	5.350%	2/15/11	300,000	307,605
Total Corporate Bonds & Notes (Cost — $16,160,881)				17,043,986
Mortgage-Backed Securities — 6.8%
FHLMC — 4.7%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	372,903	405,653
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	3/1/19-7/1/35	2,956,205	3,169,909
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/21	850,763	909,376
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	2/1/22-2/1/36	1,400,576	1,524,788
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/37	539,543	592,913
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	2/1/37	645,565	695,946
Total FHLMC				7,298,585
FNMA — 1.2%
Federal National Mortgage Association (FNMA)	6.500%	3/1/29	138	154
Federal National Mortgage Association (FNMA)	4.500%	2/1/35	459,093	484,224
Federal National Mortgage Association (FNMA)	5.500%	6/1/36-11/1/36	153,182	165,337
Federal National Mortgage Association (FNMA)	6.000%	5/1/37-9/1/37	1,010,610	1,099,523
Total FNMA				1,749,238

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

July 31, 2010

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — 0.9%
Government National Mortgage Association (GNMA) I	5.000%	12/15/35	$1,147,021	$1,241,094
Government National Mortgage Association (GNMA) II	7.000%	11/20/36	126,184	140,873
Total GNMA				1,381,967
Total Mortgage-Backed Securities (Cost — $9,509,005)				10,429,790
U.S. Government & Agency Obligations — 2.4%
U.S. Government Agencies — 0.9%
Federal Agricultural Mortgage Corp. (FAMC), Notes	2.875%	12/17/14	462,000	466,332
Federal Home Loan Mortgage Corp. (FHLMC), Notes	3.500%	12/23/19	530,000	532,629
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	303,000	400,400
Total U.S. Government Agencies				1,399,361
U.S. Government Obligations — 1.5%
U.S. Treasury Bonds	3.500%	2/15/39	1,793,000	1,646,759
U.S. Treasury Bonds	4.375%	11/15/39	367,000	391,945
U.S. Treasury Notes	3.625%	2/15/20	251,000	266,472
Total U.S. Government Obligations				2,305,176
Total U.S. Government & Agency Obligations (Cost — $3,436,807)				3,704,537
Total Investments before Short-Term Investment (Cost — $133,036,761)				150,782,430
Short-Term Investment — 2.4%
Repurchase Agreement — 2.4%
Goldman Sachs & Co. repurchase agreement dated 7/30/10; Proceeds at maturity — $3,683,468; (Fully collateralized by U.S. government agency obligations, 1.250% due 5/3/12; Market value — $3,765,601) (Cost — $3,683,410)	0.190%	8/2/10	3,683,410	3,683,410
Total Investments — 100.0% (Cost — $136,720,171#)				154,465,840
Other Assets in Excess of Liabilities — 0.0%				22,194
Total Net Assets — 100.0%				$154,488,034

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2010.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

July 31, 2010

Assets:
Investments, at value (Cost — $136,720,171)	$154,465,840
Dividends and interest receivable	524,491
Receivable for Fund shares sold	102,054
Prepaid expenses	19,460
Total Assets	155,111,845

Liabilities:
Payable for Fund shares repurchased	302,984
Investment management fee payable	84,261
Distribution fees payable	49,105
Trustees’ fees payable	31,015
Accrued expenses	156,446
Total Liabilities	623,811
Total Net Assets	$154,488,034

Net Assets:
Par value (Note 7)	$103
Paid-in capital in excess of par value	149,706,421
Undistributed net investment income	244,893
Accumulated net realized loss on investments	(13,209,052)
Net unrealized appreciation on investments	17,745,669
Total Net Assets	$154,488,034

Shares Outstanding:
Class A	8,440,201
Class B	1,083,920
Class C	677,976
Class I	49,481

Net Asset Value:
Class A (and redemption price)	$15.06
Class B*	$15.08
Class C*	$15.21
Class I (and redemption price)	$15.06
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.98

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended July 31, 2010

Investment Income:
Interest	$1,085,791
Dividends	880,526
Less: Foreign taxes withheld	(333)
Total Investment Income	1,965,984

Expenses:
Investment management fee (Note 2)	519,279
Distribution fees (Notes 2 and 5)	305,279
Transfer agent fees (Note 5)	232,922
Legal fees	30,560
Shareholder reports	28,835
Registration fees	27,712
Audit and tax	13,248
Trustees’ fees	8,943
Insurance	2,302
Custody fees	661
Miscellaneous expenses	1,291
Total Expenses	1,171,032
Net Investment Income	794,952

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	2,194,078
Change in Net Unrealized Appreciation/Depreciation From Investments	(623,489)
Net Gain on Investments	1,570,589
Proceeds from Settlement of a Regulatory Matter (Note 9)	614,526
Increase in Net Assets from Operations	$2,980,067

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended July 31, 2010 (unaudited) and the Year Ended January 31, 2010	July 31	January 31

Operations:
Net investment income	$794,952	$1,681,732
Net realized gain (loss)	2,194,078	(5,492,564)
Change in net unrealized appreciation/depreciation	(623,489)	39,864,942
Proceeds from settlement of a regulatory matter (Note 9)	614,526	—
Increase in Net Assets From Operations	2,980,067	36,054,110

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,258,208)	(1,789,785)
Decrease in Net Assets from Distributions to Shareholders	(1,258,208)	(1,789,785)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	6,482,850	11,495,431
Reinvestment of distributions	1,228,092	1,750,203
Cost of shares repurchased	(15,865,312)	(30,492,402)
Decrease in Net Assets From Fund Share Transactions	(8,154,370)	(17,246,768)
Increase (Decrease) in Net Assets	(6,432,511)	17,017,557

Net Assets:
Beginning of period	160,920,545	143,902,988
End of period*	$154,488,034	$160,920,545
*Includes undistributed net investment income of:	$244,893	$93,623

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$14.92	$11.90	$16.46	$21.12	$21.06	$21.43

Income (loss) from operations:
Net investment income	0.09	0.17	0.20	0.27	0.28	0.23
Net realized and unrealized gain (loss)	0.12	3.03	(4.55)	0.37	1.62	0.23
Proceeds from settlement of a regulatory matter	0.04	—	—	—	—	—
Total income (loss) from operations	0.25	3.20	(4.35)	0.64	1.90	0.46

Less distributions from:
Net investment income	(0.11)	(0.18)	(0.21)	(0.27)	(0.29)	(0.27)
Net realized gains	—	—	—	(5.03)	(1.55)	(0.56)
Total distributions	(0.11)	(0.18)	(0.21)	(5.30)	(1.84)	(0.83)

Net asset value, end of period	$15.06	$14.92	$11.90	$16.46	$21.12	$21.06
Total return[3]	1.72%[4]	27.08%	(26.64)%	1.94%	9.60%[5]	2.20%[5]

Net assets, end of period (000s)	$127,087	$131,913	$114,042	$179,496	$201,214	$221,736

Ratios to average net assets:
Gross expenses	1.30%[6]	1.29%	1.26%	1.20%	1.19%[7]	1.15%
Net expenses	1.30 [6]	1.29	1.26	1.20	1.18 [7,8]	1.15
Net investment income	1.16 [6]	1.28	1.33	1.31	1.36	1.07

Portfolio turnover rate	12%	29%	42%	79%	47%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2010 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 1.45% (Note 9).

[5]	See Note 11 to the financial statements.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.16% and 1.15%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class B Shares[1]	2010[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$14.97	$11.95	$16.53	$21.19	$21.14	$21.51

Income (loss) from operations:
Net investment income	—	0.02	0.04	0.06	0.08	0.05
Net realized and unrealized gain (loss)	0.12	3.04	(4.56)	0.37	1.61	0.24
Proceeds from settlement of a regulatory matter	0.18	—	—	—	—	—
Total income (loss) from operations	0.30	3.06	(4.52)	0.43	1.69	0.29

Less distributions from:
Net investment income	(0.19)	(0.04)	(0.06)	(0.06)	(0.09)	(0.10)
Net realized gains	—	—	—	(5.03)	(1.55)	(0.56)
Total distributions	(0.19)	(0.04)	(0.06)	(5.09)	(1.64)	(0.66)

Net asset value, end of period	$15.08	$14.97	$11.95	$16.53	$21.19	$21.14
Total return[3]	2.09%[4]	25.67%	(27.39)%	0.91%	8.45%[5]	1.34%[5]

Net assets, end of period (000s)	$16,344	$18,884	$20,958	$39,401	$58,297	$75,702

Ratios to average net assets:
Gross expenses	2.39%[6]	2.46%	2.30%	2.23%	2.17%[7]	2.00%
Net expenses	2.39 [6]	2.46	2.30	2.23	2.17 [7,8]	2.00
Net investment income	0.06 [6]	0.12	0.28	0.29	0.37	0.23

Portfolio turnover rate	12%	29%	42%	79%	47%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2010 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 0.80% (Note 9).

[5]	See Note 11 to the financial statements.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$15.07	$12.02	$16.62	$21.28	$21.21	$21.57

Income (loss) from operations:
Net investment income	0.04	0.10	0.11	0.15	0.16	0.08
Net realized and unrealized gain (loss)	0.12	3.06	(4.58)	0.37	1.62	0.24
Proceeds from settlement of a regulatory matter	0.07	—	—	—	—	—
Total income (loss) from operations	0.23	3.16	(4.47)	0.52	1.78	0.32

Less distributions from:
Net investment income	(0.09)	(0.11)	(0.13)	(0.15)	(0.16)	(0.12)
Net realized gains	—	—	—	(5.03)	(1.55)	(0.56)
Total distributions	(0.09)	(0.11)	(0.13)	(5.18)	(1.71)	(0.68)

Net asset value, end of period	$15.21	$15.07	$12.02	$16.62	$21.28	$21.21
Total return[3]	1.56%[4]	26.40%	(27.06)%	1.32%	8.88%[5]	1.50%[5]

Net assets, end of period (000s)	$10,312	$10,078	$8,888	$12,774	$14,553	$17,240

Ratios to average net assets:
Gross expenses	1.98%[6]	1.80%	1.87%	1.81%	1.83%[7]	1.87%
Net expenses	1.98 [6]	1.80	1.87	1.81	1.79 [7,8]	1.87
Net investment income	0.48 [6]	0.77	0.73	0.71	0.75	0.35

Portfolio turnover rate	12%	29%	42%	79%	47%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2010 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 1.10% (Note 9).

[5]	See Note 11 to the financial statements.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.80% and 1.76%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2010	2009[3]

Net asset value, beginning of period	$14.92	$11.90	$15.98

Income (loss) from operations:
Net investment income	0.14	0.24	0.13
Net realized and unrealized gain (loss)	0.10	3.02	(4.08)
Total income (loss) from operations	0.24	3.26	(3.95)

Less distributions from:
Net investment income	(0.10)	(0.24)	(0.13)
Total distributions	(0.10)	(0.24)	(0.13)

Net asset value, end of period	$15.06	$14.92	$11.90
Total return[4]	1.61%	27.67%	(24.80)%

Net assets, end of period (000s)	$745	$46	$15

Ratios to average net assets:
Gross expenses	0.93%[5]	0.81%	1.03%[5]
Net expenses	0.93 [5,6]	0.81 [6]	1.03 [5]
Net investment income	1.95 [5]	1.71	1.81 [5]

Portfolio turnover rate	12%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2010 (unaudited).

[3]	For the period July 24, 2008 (inception date) to January 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%.

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Council Social Awareness Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report	17

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$106,463,742	—	—	$106,463,742
Asset-backed security	—	$166,040	—	166,040
Collateralized mortgage obligations	—	12,974,335	—	12,974,335
Corporate bonds & notes	—	17,043,986	—	17,043,986
Mortgage-backed securities	—	10,429,790	—	10,429,790
U.S. government & agency obligations	—	3,704,537	—	3,704,537
Total long-term investments	$106,463,742	$44,318,688	—	$150,782,430
Short-term investments†	—	3,683,410	—	3,683,410
Total investments	$106,463,742	$48,002,098	—	$154,465,840

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

18	Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will

Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report	19

the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended July 31, 2010, LMIS and its affiliates received sales charges of approximately $10,000 on sales of the Fund’s Class A shares. In addition, for the six months ended July 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	—	$10,000	$0	*

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of July 31, 2010, the Fund had accrued $24,382 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended July 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$10,514,234	$9,054,008
Sales	21,944,352	5,481,228

At July 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,892,860
Gross unrealized depreciation	(6,147,191)
Net unrealized appreciation	$17,745,669

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended July 31, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets

20	Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended July 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$164,110	$169,301
Class B	89,401	53,841
Class C	51,768	9,675
Class I	—	105
Total	$305,279	$232,922

6. Distributions to shareholders by class

	Six Months Ended July 31, 2010	Year Ended January 31, 2010
Net Investment Income:
Class A	$978,726	$1,651,972
Class B	214,327	60,946
Class C	62,481	76,227
Class I	2,674	640
Total	$1,258,208	$1,789,785

7. Shares of beneficial interest

At July 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended July 31, 2010		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount

Class A
Shares sold	283,560	$4,379,316	682,130	$9,148,699
Shares issued on reinvestment	64,472	959,453	121,034	1,621,804
Shares repurchased	(751,127)	(11,567,322)	(1,544,385)	(20,573,618)
Net decrease	(403,095)	$(6,228,553)	(741,221)	$(9,803,115)

Class B
Shares sold	44,510	$685,546	110,337	$1,474,039
Shares issued on reinvestment	14,691	212,284	5,012	60,718
Shares repurchased	(237,092)	(3,681,315)	(607,071)	(8,121,610)
Net decrease	(177,891)	$(2,783,485)	(491,722)	$(6,586,853)

Class C
Shares sold	44,509	$699,634	62,002	$848,993
Shares issued on reinvestment	3,684	54,493	4,955	67,041
Shares repurchased	(38,950)	(606,282)	(137,724)	(1,797,174)
Net increase (decrease)	9,243	$147,845	(70,767)	$(881,140)

Class I
Shares sold	46,958	$718,354	1,787	$23,700
Shares issued on reinvestment	128	1,862	47	640
Shares repurchased	(693)	(10,393)	—	—
Net increase	46,393	$709,823	1,834	$24,340

Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report	21

8. Capital loss carryforward

As of January 31, 2010, the Fund had a net capital loss carryforward of approximately $14,690,023, of which $6,417,979 expires in 2017 and $8,272,044 expires in 2018. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

22	Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $352,680, $214,328 and $47,518 for Classes A, B and C, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Prospectus restriction

In conjunction with the Fund’s principal investment strategy and selection process in effect prior to May 31, 2006, the manager considers whether, relative to other companies in an industry, a company that meets certain investment criteria is also sensitive to social issues related to its products, services or methods of doing business. The Fund’s former investment strategy provided that the Fund seeks to avoid investing in a company if the manager has significant reason to believe it is engaged in tobacco production, production of

Legg Mason Investment Counsel Social Awareness Fund 2010 Semi-Annual Report	23

weapons or ownership or design of nuclear facilities. A review of the Fund’s investments held during the year ended January 31, 2007, identified certain securities (Danaher Corporation and PG&E Corporation) that engaged in some of these activities directly or through their affiliates. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These securities were purchased in February, March and July 2003, as well as in February 2004. The Fund disposed of these securities in January and March 2006 and realized a total gain of $4,087,452. For the year ended January 31, 2007, realized gains on those securities were $3,742,271.

Additionally, it was determined that two other securities were purchased and held in violation of the Fund’s principal investment strategy as outlined above. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These two securities, FPL Group, Inc. and The Southern Company, were purchased in March, July, October, and December 2002 and were sold for a total realized gain of $1,473,146 in January and November 2005.

Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2005, would have been lower by approximately 0.60%, for each respective class. Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2006, would have been lower by approximately 0.20%, for each respective class. Excluding the effect of the realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2007, would have been lower by approximately 0.20%, for each respective class.

Legg Mason Investment Counsel

Social Awareness Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc. 2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Investment Counsel Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Social Awareness Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Social Awareness Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0423 9/10 SR10-1184

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: September 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: September 30, 2010

By:	/s/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: September 30, 2010